ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE
                                1997-3 Sub-Pool 1

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                  Lee Servicing Company reports the following
information pertaining to Series 1997-3 Sub-Pool 1 for October 27, 1997, the Remittance date.

                        Due period ended: October 1, 1997

================================================================================
  1 Total Actual Principal Collections                             397,590.80
  2 Total Actual Interest Collections                              192,783.19
  3 Less Service Fees Service Fees Previously Remitted               3,702.78
  4 Additional Proceeds                                                  0.00
                                                                -------------
  5      Total Collections:                                        586,671.21

  6 Pre-Funding Account Transfer                                         0.00
  7 Interest Coverage Account Transfer                             435,998.36
                                                                -------------
  8      Aggregate Amount Received:                              1,022,669.57

    Monthly Advances

  9 Interest Advance                                               509,864.27
 10 Compensating Interest                                            1,238.84
 11 Amounts Held for Future Distributions                                0.00
 12 Cross Collateral Deposit                                             0.00
 13 Reserve Withdrawal per Sec. 6.14c                                    0.00
                                                                -------------
 14      Available Remittance Amount:                            1,533,772.68

 15 Service Fees                                                     6,843.93
 16 Expense Account Deposit:                                         3,003.26
                                                                -------------
 17      Adjusted Remittance Amount:                             1,523,925.49

    Remaining Amount Available:

 18           Adjusted Remittance Amount                         1,523,925.49
 19           Insured Payments                                           0.00
 20           Insurance Account Deposit @ 13 bp
                 the Ending Principal Balance                       13,014.11
 21           Cross Collateral Withdrawal                                0.00
 22           Class Remittance Amounts                           1,510,911.38
 23           Non-Recoverable Advances not
                 Previously Reimbursed                                   0.00
                                                                -------------
    Total Remaining Amount Available:                                    0.00
                                                                =============

    Amount of Reimbursements Pursuant to Sec. 5.04

 24      Servicing Fee                                                   0.00
 25      Monthly Advances and Servicer Advances                          0.00
 26      Other Mortgage Payments                                         0.00
 27      Interest Earned on P&I Deposits                                 0.00
 28      Additional Servicing Compensation                               0.00

================================================================================

                                                ALLIANCE FUNDING COMPANY
                               by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                   Designated Servicer
                                                 SERVICER'S CERTIFICATE
                                                    1997-3 Sub-Pool 1

In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                  Lee Servicing Company reports the following
information pertaining to Series 1997-3 Sub-Pool 1 for October 27, 1997, the Remittance date.

                        Due period ended: October 1, 1997

====================================================================================================================================
                                                                          TOTAL             CLASS A-1          CLASS A-2
                                                                          -----             ---------          ---------
 29 Loans Outstanding - BOM                                                     1306
 30 Original Loan Balance                                              75,270,504.81      21,857,749.18      19,047,467.15
 31 Pre-Funding Account Balance                                        46,413,348.80      13,477,939.86      11,745,061.88
 32 Initial Overcollateralization                                       1,155,996.61         335,689.04         292,529.03
 33 Realized Losses, LTD                                                        0.00               0.00               0.00
 34 Carryforward Amount                                                         0.00               0.00               0.00
 35 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                          0.00               0.00               0.00
                                                                     ---------------      -------------      -------------
 36 Total Class Principal Balance                                     120,527,857.00      35,000,000.00      30,500,000.00
 37      Pool Factor per Loan Balance                                     62.4507120%        18.1350185%        15.8033733%
 38      Pool Factor per Class Balance                                   100.0000000%       100.0000000%       100.0000000%
 39 Excess Spread                                                               0.00
 40 Cross Collateral Withdrawal                                                 0.00
 41 Cross Collateral Deposit                                                    0.00               0.00
 42 Additional Principal due Class A                                      448,859.24         448,859.24
 43 Interest Remittance @ Pass-Through Rates                              664,461.34         178,772.22         168,258.33

    PRINCIPAL ADDITIONS:
 44           Number of loans                                                    291
 45           Transfers from Pre-Funding Account                       16,722,285.65       4,855,972.82       4,231,633.46

    PRINCIPAL REDUCTIONS:
 46           Class 1A-5 Lockout Remittance                                     0.00
 47           Prepayments - Number                                                 6                  6
 48           Prepayments - Dollar                                        313,566.57         313,566.57               0.00
 49           Delinquent Loans Repurchased - Number                                0               0.00
 50           Delinquent Loans Repurchased - Dollar                             0.00               0.00               0.00
 51           Net Liquidation Proceeds                                          0.00               0.00               0.00
 52           Curtailments                                                    638.86             638.86               0.00
 53           Normal and Excess Payments                                   83,385.37          83,385.37               0.00
 54           Pre-Funding Account Transfer                                      0.00               0.00               0.00
                                                                     ---------------      -------------      -------------
 55 Total Principal Remittance                                            397,590.80         397,590.80               0.00
 56 Additional Principal Reduction                                        448,859.24         448,859.24               0.00
                                                                     ---------------      -------------      -------------
 57 Total Remittance                                                    1,510,911.38       1,025,222.26         168,258.33
                                                                     ===============      =============      =============
 58 Current Month Realized Loss - Number                                           0
 59 Current Month Realized Loss - Dollar                                        0.00

    CLASS PRINCIPAL BALANCE - EOM
 60 Loans Outstanding - EOM                                                     1591
 61 Closing Loan Balance                                               91,595,199.66      26,316,131.20      23,279,100.61
 62 Pre-Funding Account Balance                                        29,691,063.15       8,621,967.04       7,513,428.42
 63 Additional Principal Reduction, LTD                                 1,604,855.85         784,548.28         292,529.03
 64 Realized losses, LTD                                                        0.00               0.00               0.00
 65 Aggregate Unpaid Principal Balance of Delinquent
 66    Loans Repurchased per Sec. 5.11                                          0.00               0.00               0.00
                                                                     ---------------      -------------      -------------
 67 Total Class Principal Balance                                     119,681,406.96      34,153,549.96      30,500,000.00
 68      Pool Factor per Loan Balance                                     75.9950455%        21.8340655%        19.3142906%
 69      Pool Factor per Class Balance                                    99.2977142%        97.5815713%       100.0000000%

                                                                 CLASS A-3           CLASS A4          CLASS A-5       CLASS R
                                                                 ---------           --------          ---------       -------
 29 Loans Outstanding - BOM
 30 Original Loan Balance                                       7,494,085.44      13,756,553.52      13,114,649.52
 31 Pre-Funding Account Balance                                 4,621,007.95       8,482,575.20       8,086,763.91
 32 Initial Overcollateralization                                 115,093.39         211,271.72         201,413.43
 33 Realized Losses, LTD                                                0.00               0.00               0.00
 34 Carryforward Amount                                                 0.00               0.00               0.00
 35 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                  0.00               0.00               0.00
                                                             ---------------      -------------      -------------  ---------
 36 Total Class Principal Balance                              12,000,000.00      22,027,857.00      21,000,000.00
 37      Pool Factor per Loan Balance                              6.2177206%        11.4135884%        10.8810111%
 38      Pool Factor per Class Balance                           100.0000000%       100.0000000%       100.0000000%
 39 Excess Spread                                                                                                        0.00
 40 Cross Collateral Withdrawal                                                                                          0.00
 41 Cross Collateral Deposit
 42 Additional Principal due Class A
 43 Interest Remittance @ Pass-Through Rates                       66,900.00         129,780.79         120,750.00

    PRINCIPAL ADDITIONS:
 44           Number of loans
 45           Transfers from Pre-Funding Account                1,664,904.97       3,056,190.71       2,913,583.69

    PRINCIPAL REDUCTIONS:
 46           Class 1A-5 Lockout Remittance
 47           Prepayments - Number
 48           Prepayments - Dollar                                      0.00               0.00               0.00
 49           Delinquent Loans Repurchased - Number
 50           Delinquent Loans Repurchased - Dollar                     0.00               0.00               0.00
 51           Net Liquidation Proceeds                                  0.00               0.00               0.00
 52           Curtailments                                              0.00               0.00               0.00
 53           Normal and Excess Payments                                0.00               0.00               0.00
 54           Pre-Funding Account Transfer                              0.00               0.00               0.00
                                                             ---------------      -------------      -------------  ---------
 55 Total Principal Remittance                                          0.00               0.00               0.00
 56 Additional Principal Reduction                                      0.00               0.00               0.00
                                                             ---------------      -------------      -------------  ---------
 57 Total Remittance                                               66,900.00         129,780.79         120,750.00       0.00
                                                             ===============      =============      =============  =========
 58 Current Month Realized Loss - Number                                                                                    0
 59 Current Month Realized Loss - Dollar                                                                                 0.00

    CLASS PRINCIPAL BALANCE - EOM
 60 Loans Outstanding - EOM
 61 Closing Loan Balance                                        9,158,990.41      16,812,744.23      16,028,233.21
 62 Pre-Funding Account Balance                                 2,956,102.98       5,426,384.49       5,173,180.22
 63 Additional Principal Reduction, LTD                           115,093.39         211,271.72         201,413.43
 64 Realized losses, LTD                                                0.00               0.00               0.00
 65 Aggregate Unpaid Principal Balance of Delinquent
 66    Loans Repurchased per Sec. 5.11                                  0.00               0.00               0.00
                                                             ---------------      -------------      -------------  ---------
 67 Total Class Principal Balance                              12,000,000.00      22,027,857.00      21,000,000.00
 68      Pool Factor per Loan Balance                              7.5990652%        13.9492601%        13.2983641%
 69      Pool Factor per Class Balance                           100.0000000%       100.0000000%       100.0000000%

====================================================================================================================================

                                                ALLIANCE FUNDING COMPANY
                               by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                                   Designated Servicer
                                                 SERVICER'S CERTIFICATE
                                                    1997-3 Sub-Pool 1

           In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                                       Lee Servicing Company reports the following
             information pertaining to Series 1997-3 Sub-Pool 1 for October 27, 1997, the Remittance date.

                                            Due period ended: October 1, 1997

====================================================================================================================================

                                                         TOTAL             CLASS A-1          CLASS A-2
                                                         -----             ---------          ---------
 70 Weighted Note Rate - THIS Remittance            11.55794 %
 71 Weighted Note Rate - NEXT Remittance            11.55794 %

 72 Related Remittance Period for Libor Rate         25-Sep-97             thru             26-Oct-97
 73 Days in Related Period                              32

 74 Pass-Through Rates                                                   5.74625%             6.62%

 75 Weighted Average Remaining Term                   222.70

 76 Original Pool - Principal Balance                 75,270,504.81      21,857,749.18      19,047,467.15
 77 Original Pool - Pre-Funding Account               46,413,348.80      13,477,939.86      11,745,061.88
 78 Original Pool - Additional Principal Reduction     1,155,996.61         335,689.04         292,529.03
                                                     --------------      -------------      -------------
 79 Original Pool Total                              120,527,857.00      35,000,000.00      30,500,000.00
 80 Original Pool - Number of Loans                    1306

------------------------------------------------------------------------------------------------------------------------------------

                                                          CLASS A-3           CLASS A4           CLASS A-5
                                                          ---------           --------           ---------
 70 Weighted Note Rate - THIS Remittance
 71 Weighted Note Rate - NEXT Remittance

 72 Related Remittance Period for Libor Rate
 73 Days in Related Period

 74 Pass-Through Rates                                          6.69%              7.07%              6.90%

 75 Weighted Average Remaining Term

 76 Original Pool - Principal Balance                   7,494,085.44      13,756,553.52      13,114,649.52
 77 Original Pool - Pre-Funding Account                 4,621,007.95       8,482,575.20       8,086,763.91
 78 Original Pool - Additional Principal Reduction        115,093.39         211,271.72         201,413.43
                                                       -------------      -------------      -------------
 79 Original Pool Total                                12,000,000.00      22,027,857.00      21,000,000.00
 80 Original Pool - Number of Loans

------------------------------------------------------------------------------------------------------------------------------------


    CLASS A OVERCOLLATERALIZATION RECONCILIATION
                                                                        Beg. of Month        Current Month      End of Month
                                                                        -------------        -------------      ------------
 81 Additional Principal Reduction, LTD                                  1,155,996.61          448,859.24       1,604,855.85
 82 Cross Collateral Deposits                                                    0.00                0.00               0.00
 83 Less:  Realized Losses, LTD                                                  0.00                0.00               0.00
                                                                         ------------          ----------       ------------
 84 Overcollateralization of Principal                                   1,155,996.61          448,859.24       1,604,855.85
                                                                         ============          ==========       ============
 85 Base Overcollateralization Required                                                                         7,726,924.72
 86 Required Overcollateralization Amount                                                                       7,726,924.72

    CURRENT MONTH SUBORDINATED AMOUNT                                   Beg. of Month        Current Month      End of Month
                                                                        -------------        -------------      ------------
 87 Original Subordinated Amount                                        16,865,382.14           N/A            16,865,382.14
 88 Less: Cumulative Realized Losses                                             0.00                0.00               0.00
 89 Plus: Cumulative Additional Proceeds                                         0.00                0.00               0.00
                                                                        -------------        -------------     -------------
 90 Current Subordinated Amount                                         16,865,382.14                          16,865,382.14
                                                                        =============        =============     =============
    NONRECOVERABLE ADVANCE RECONCILIATION
 91 Beginning of Month                                                                               0.00
 92 Current Month Unpaid Nonrecoverable Advance                                                      0.00
 93 Less: Current Month Reimbursement                                                                0.00
                                                                                                  -------
 94 End of Month                                                                                     0.00

====================================================================================================================================

                                      ALLIANCE FUNDING COMPANY
                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                                         Designated Servicer
                                       SERVICER'S CERTIFICATE

                                          1997-3 Sub-Pool 1

      In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997
                          Lee Servicing Company reports the following
        information pertaining to Series 1997-3 Sub-Pool 1 for October 27, 1997, the Remittance date.

                                  Due period ended: October 1, 1997

=====================================================================================================

                                                                          CLASS              CLASS
                                                      TOTAL                A1                 A2
                                                      -----               -----              -----
 95 Total Class Principal - Original Pool       $120,527,857.00     $35,000,000.00     $30,500,000.00
 96 Interest Remittance Amount                       664,461.34         178,772.22         168,258.33
 97 Interest Rate Factor/1000                          5.512928           5.107778           5.516667

 98 Total Principal Collections                      397,590.80         397,590.80               0.00
 99 Prefunding Account Transfer                            0.00               0.00               0.00
100 Additional Principal Reduction                   448,859.24         448,859.24               0.00
                                                 --------------      -------------       ------------
101 Principal Remittance Amount                      846,450.04         846,450.04               0.00
102 Principal Payment Factor/1000                      7.022858          24.184287           0.000000
103 Principal Factor                                 992.977142         975.815713       1,000.000000


                                                       CLASS               CLASS              CLASS
                                                        A3                  A4                 A5
                                                      -----               -----              -----
 95 Total Class Principal - Original Pool       $120,000,000.00     $22,027,857.00     $21,000,000.00
 96 Interest Remittance Amount                        66,900.00         129,780.79         120,750.00
 97 Interest Rate Factor/1000                          5.575000           5.891667           5.750000

 98 Total Principal Collections                            0.00               0.00               0.00
 99 Prefunding Account Transfer                            0.00               0.00               0.00
100 Additional Principal Reduction                         0.00               0.00               0.00
                                                 --------------      -------------       ------------
101 Principal Remittance Amount                            0.00               0.00               0.00
102 Principal Payment Factor/1000                      0.000000           0.000000           0.000000
103 Principal Factor                               1,000.000000       1,000.000000       1,000.000000

=====================================================================================================


                                      ALLIANCE FUNDING COMPANY
                     by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                         Designated Servicer
                                        SERVICERS CERTIFICATE
                                          1997-3 SUB POOL 2

  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997 and the Insurance Agreement dated as of September 25, 1997, Lee Servicing Company reports the following information pertaining to series 1997-3 Sub Pool 2 for October 27, 1997, the Remittance date.

                         Period Ended: October 1, 1997
================================================================================================
   1  Total Actual Principal Collections                                            1,200,609.66
   2  Total Actual Interest Collections                                               215,640.91
   3  Less: Service Fees Previously Remitted                                            5,778.61
   4  Additional Proceeds                                                                   0.00
                                                                                    ------------
   5       Total Collections:                                                       1,410,471.96

   6  Pre-Funding Account Transfer                                                          0.00
   7  Interest Coverage Account Transfer                                              568,488.13
                                                                                    ------------
   8  Aggregate Amount Received:                                                    1,978,960.09

      Monthly Advance

   9       Interest Advance                                                           711,398.38
  10       Compensating Interest                                                        4,406.04
  11       Amounts Held for Future Distributions                                            0.00
  12  Reserve Withdrawal Per Sec. 6.08 VII                                                  0.00
                                                                                    ------------
  13  Available Remittance Amount:                                                  2,694,764.51

  14       Less: Service Fees                                                           6,018.59
  15       Less: Expense Account Deposit                                                4,456.79
  16       Cross Collateral Deposit                                                         0.00
                                                                                    ------------
  17  Adjusted Remittance Amount:                                                   2,684,289.13

      Remaining Amount Available:

  18       Adjusted Remittance Amount                                               2,684,289.13
  19       Insured Payments                                                                 0.00
  20       Insurance Account Deposit @ 13bp
                the Ending Class Principal Balance                                     19,312.75
  21       Class Remittance Amounts                                                 1,664,976.38
  22       Cross Collateral Withdrawal                                                      0.00
  23       Non-Recoverable Advances not
                Previously Reimbursed                                                       0.00
                                                                                    ------------
  24  Total Remaining Amount Available:                                                     0.00
                                                                                    ============

      Amount of Reimbursements Pursuant to Sec. 5.04

  25       Servicing Fee                                                                    0.00
  26       Monthly Advances and Servicer Advances                                           0.00
  27       Other Mortgage Payments                                                          0.00
  28       Interest Earned on P&I Deposits                                                  0.00
  29       Additional Servicing Compensation                                                0.00

================================================================================================


                                                ALLIANCE FUNDING COMPANY
                               by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                    1997-3 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997 and the Insurance Agreement dated as of September 25, 1997, Lee Servicing Company reports the following information pertaining to series 1997-3 Sub Pool 2 for October 27, 1997, the Remittance date.

                                              Period Ended: October 1, 1997
=========================================================================================================================

                                                                              TOTAL             CLASS 2-A         CLASS R
                                                                              -----             ---------         -------

  30            Number of Loans                                                    982
  31  Original Principal Balance                                        115,690,188.57       115,690,188.57
  32  Original Pre-Funding Account Balance                               69,619,200.17        69,619,200.17
  33  Initial Overcollateralization                                       5,837,245.74         5,837,245.74
  34  Realized Losses, LTD                                                        0.00                 0.00
  35  Carryforward Amount                                                         0.00                 0.00
  36  Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                            0.00                 0.00
                                                                        --------------       --------------         ----
  37  Opening Class Principal Balance                                   179,472,143.00       179,472,143.00
  38            Pool Factor per Loan Balance                               64.4613624%          64.4613624%
  39            Pool Factor per Class Balance                             100.0000000%        100.0000000%
  40  Excess Spread                                                               0.00                              0.00
  41  Additional Principal due Class A                                      530,114.51           530,114.51
  42  Cross Collateral Deposit                                                    0.00                 0.00
  43  Cross Collateral Withdrawal                                                 0.00                              0.00
  44  Interest Remittance                                                   934,252.21           934,252.21
  45  Available Funds Cap Carry Forward                                           0.00                 0.00
                Distribution (see schedule C)

      PRINCIPAL ADDITIONS:

  46            Number of Loans                                                    204
  47            Transfers from Pre-Funding Account                        23,051,842.54       23,051,842.54

      PRINCIPAL REDUCTIONS:

  48            Prepayments - Number                                                 8                    8
  49            Prepayments - Dollar                                      1,133,384.60         1,133,384.60
  50            Delinquent Loans Repurchased - Number                                0                    0
  51            Delinquent Loans Repurchased - Number                             0.00                 0.00
  52            Net Liquidation Proceeds                                          0.00                 0.00
  53            Curtailments                                                  7,386.02             7,386.02
  54            Normal and Excess Payments                                   59,839.04            59,839.04
  55            Pre-Funding Account Transfer                                      0.00                 0.00
                                                                        --------------       --------------         ----
  56  Total Principal Remittance                                          1,200,609.66         1,200,609.66
  57  Additional Principal Reduction                                        530,114.51           530,114.51
                                                                        --------------       --------------         ----
  58  Total Remittance                                                    2,664,976.38         2,664,976.38         0.00
                                                                        ==============       ==============         ====

  59  Carryforward Amount                                                         0.00
  60  Current Month Realized Loss - Number                                           0                                 0
  61  Current Month Realized Loss - Dollar                                        0.00                              0.00

      CLASS PRINCIPAL BALANCE - EOM

  62            Number of Loans                                #                  1178
  63  Closing Loan Balance                                              137,541,421.45       137,541,421.45
  64  Pre-Funding Account Balance                                        46,567,357.63        46,567,357.63
  65  Additional Principal Reduction, LTD                                 6,367,360.25         6,367,360.25
  66  Realized Losses, LTD                                                        0.00                 0.00
  67  Carryforward Amount                                                         0.00                 0.00
  68  Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                                            0.00                 0.00
                                                                        --------------       --------------
  69  Closing Class Principal Balance                                   177,741,418.83       177,741,418.83
  70            Pool Factor per Loan Balance                                76.6366407%          76.6366407%
  71            Pool Factor per Class Balance                               99.0356586%          99.0356586%

=========================================================================================================================


                                                ALLIANCE FUNDING COMPANY
                               by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                    1997-3 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997 and the Insurance Agreement dated as of September 25, 1997, Lee Servicing Company reports the following information pertaining to series 1997-3 Sub Pool 2 for October 27, 1997, the Remittance date.

                                              Period Ended: October 1, 1997
=============================================================================================================================

                                                                             TOTAL               CLASS A1
                                                                             -----               --------

  72  Weighted Note Rate - This Remittance:                                10.02611%
  73  Weighted Note Rate - Next Remittance:                                10.02611%

  74  Available Cap Carry Forward Amount - This Remittance:                    0.00
                                  (see schedule C)
  75  Pass-Through Rate:                                                    5.85625%             5.85625%

  76  Related Remittance Period:                                           25-Sep-97               thru             26-Oct-97
  77  Days in Related Period:                                                 32

  78  Weighted Average Remaining Term                                       350.68

  79  Original Pool - Principal Balance                                  115,690,188.57       115,690,188.57
  80  Original Pool - Pre-Funding Account Balance                         69,619,200.17        69,619,200.17
  81  Original Pool - Initial Overcollateralization                        5,837,245.74         5,837,245.74
                                                                         --------------       --------------
  82  Original Pool - Class Principal Balance                            179,472,143.00       179,472,143.00
  83  Original Pool - Number of Loans                                         455

------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION
      --------------------------------------------
                                                                        Beginning of Month      Current Month     End of Month
                                                                        ------------------      -------------     ------------
  84  Initial Overcollateralization                                        5,837,245.74           530,114.51      6,367,360.25
  85  Cross Collateral Deposits, LTD                                               0.00                 0.00              0.00
  86  Less:  Realized Losses, LTD                                                  0.00                 0.00              0.00
                                                                         --------------       --------------    --------------
  87  Overcollateralization of Principal                                   5,837,245.74           530,114.51      6,367,360.25
                                                                         ==============       ==============    ==============

  88  Base Overcollateralization Requirement                                                                      9,821,397.59
  89  Required Overcollateralization                                                                              9,821,397.59

      CURRENT MONTH SUBORDINATED AMOUNT                                 Beginning of Month      Current Month     End of Month
      ---------------------------------                                 ------------------      -------------     ------------
  90  Original Subordinated Amount                                        19,198,052.65              N/A         19,198,052.65
  91  Less: Cumulative Realized Losses                                             0.00                 0.00              0.00
  92  Plus: Cumulative Additional Proceeds                                         0.00                 0.00              0.00
                                                                         --------------       --------------    --------------
  93  Current Subordinated Amount                                         19,198,052.65                          19,198,052.65
                                                                         ==============       ==============    ==============
      NONRECOVERABLE ADVANCE RECONCILIATION
      -------------------------------------
  94  Beginning of Month                                                           0.00
  95  Current Month Nonrecoverable Advance                                         0.00
  96  Less: Current Month Reimbursment                                             0.00
                                                                         --------------
  97  End of Month                                                                 0.00
                                                                         ==============

==============================================================================================================================


                                                ALLIANCE FUNDING COMPANY
                               by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE
                                                    1997-3 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of September 1, 1997 and the Insurance Agreement dated as of September 25, 1997, Lee Servicing Company reports the following information pertaining to series 1997-3 Sub Pool 2 for October 27, 1997, the Remittance date.

                                              Period Ended: October 1, 1997
=====================================================================================================================

                                                                                                           CLASS
                                                                                                             A1
                                                                                 ------------------------------------
  98  Total Class Principal - Original Pool                                      $179,472,143.00      $179,472,143.00
  99  Interest Remittance Amount                                                      934,252.21           934,252.21
 100  Interest Rate Factor/1000                                                         5.205556             5.205556

 101  Total Principal Collections                                                   1,200,609.66         1,200,609.66
 102  Prefunding Account Transfer                                                           0.00                 0.00
 103  Additional Principal Reduction                                                  530,114.51           530,114.51
                                                                                 ---------------      ---------------
 104  Principal Remittance Amount                                                   1,730,724.17         1,730,724.17
 105  Principal Payment Factor/1000                                                     9.643414             9.643414
 106  Principal Factor                                                                990.356586           990.356586

=====================================================================================================================

                                                      Page 4 of 4